UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 26, 1999

                               COMCAST CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

      PENNSYLVANIA                   000-6983                  23-1709202
------------------------      ------------------------       -------------
(State of Incorporation)      (Commission File Number)       (IRS Employer
                                                           Identification No.)

     1500 Market Street, Philadelphia, Pennsylvania          19102-2148
     -------------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)


Registrant's telephone number including area code:    (215) 665-1700
                                                      --------------


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ITEM 5.  Other Events.

     On May 26, 1999, Comcast Corporation, a Pennsylvania corporation ("Comcast"), announced that it intends to redeem all $718.3 million principal amount of its outstanding 3.35% Exchangeable Subordinated Debentures due 2029 (the "Redemption"). A press release announcing the Redemption was issued by Comcast on May 26, 1999. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as
Exhibit 99.1.


ITEM 7(c).   EXHIBITS

99.1      Press Release dated May 26, 1999.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    COMCAST CORPORATION

Dated: May 27, 1999                  By: /s/ Joseph J. Euteneuer
                                         ---------------------------------------
                                         Joseph J. Euteneuer
                                         Vice President and Corporate Controller




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